UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                November 19, 2002
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                           Bodyguard Records.com, Inc
               .-------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


    Delaware                        333-40444                       22-1637978
--------------------------------------------------------------------------------
   State or other                Commission File                   IRS Employer
  Jurisdiction of                     Number                     Identification
  Incorporation                                                        Number



                  56 Colfax Avenue, Clifton, New Jersey 07015
                 ---------------------------------------------
            Address of Principal Executive Office, Including Zip Code


                                 (973) 574-1315
                  ---------------------------------------------
               Registrant's Telephone Number, Including Area Code



ITEM 4.  Change in Registrant's Certifying Accountant.

     On November 19, 2002, the Registrant's Certified Public Accountants' Sobel & Co., LLC CPA's ("Sobel"), resigned from its engagement as the Registrant's auditor. As a result thereof, the Registrant expects to engage Samuel Klein & Co., 550 Broad Street, 11th Floor, Newark, New Jersey 07102, as the Registrant's independent certified public accountants, to audit the Registrant's financial statements for the fiscal year ending March 31, 2003. The decision to change accountants and to select a new auditor was approved by the Registrant's Board of Directors.

     Sobel's accountant's report on the condensed consolidated financial statements of the Registrant as of and for the fiscal year ended March 31, 2002, did not contain any adverse opinion or a disclaimer of opinion, nor was the same qualified or modified as to uncertainty, scope limitation or accounting principles. The Registrant did not have any disagreement with Sobel on any matter of accounting principles or practices, financial statement disclosure or limitation of scope or procedure for either of the last two fiscal years. For the fiscal year ended March 31, 2002, the fourth paragraph of Sobel's report on the Registrant's financial statements expressed substantial doubt as to the Registrant's ability to continue as a going concern

Item 7(c) Exhibits

1.1      Letter from Sobel & Co., LLP, dated November 19, 2002.
1.2      Letter from Sobel & Co., LLP, dated November 19, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 20, 2002

                                             BODYGUARD RECORDS.COM, INC.


                                             By:    /s/ JOHN ROLLO____
                                             -----------------------------------
                                             John Rollo, President










                   EXHIBIT 99.1 - Letter from Sobel & Co., LLC


                          [Sobel & Co., LLC letterhead]


November 19, 2002

Office of the Chief Accountant
SECPS Letter File
Mail Stop 9-5
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re: Bodyguard Records.com, Inc.
E.I.N. 22-1637978

Gentleman:

     The purpose of this letter is to inform you that the client-auditor relationship between Bodyguard Records.com, Inc. and Sobel & Co., LLC has ceased effective immediately.

Very truly yours,

/s/  Sobel & Co., LLP
Certified Public Accountants






                   EXHIBIT 99.2 - Letter from Sobel & Co., LLC


                          [Sobel & Co., LLC letterhead]

November 19, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentleman:

     We were previously the principal accountants of Bodyguard Records.com, Inc. On July 8, 2002, we reported on the financial statements of Bodyguard
Records.com, Inc. as of and for the two fiscal years ended March 31, 2002. On November 19, 2002, we resigned as the principal accountants of Bodyguard Records.com, Inc. We have read Bodyguard Records.com, Inc.'s statements included under Item 4 of the Form 8-K Current Report dated November 19, 2002, and agree with such statements.

Very truly yours,

/s/  Sobel & Co., LLC
Certified Public Accountants

Livingston, New Jersey
November 20, 2002